SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 14, 2003
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                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



         Maryland                           0-20879              95-4580642
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(State or other jurisdiction           (Commission File      (IRS Employer
 of incorporation)                      Number)              Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Release. The press release of the Registrant dated April 14, 2003, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
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         (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number   Description
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99.1      Press release dated April 14, 2003.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 15, 2003                             PYR ENERGY CORPORATION



                                              By: /s/  Andrew P. Calerich
                                                  ------------------------------
                                                      Andrew P. Calerich
                                                      Chief Financial Officer